Investor Presentation November 2021 Exhibit 99.1

2 Safe Harbor Statement & Non-GAAP Measures Statements in this presentation include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement that is not of historical fact may be deemed “forward-looking”. Words such as “will”, “expect”, “believe”, “project”, “plan”, “anticipate”, “intend”, “objective”, “outlook”, “target”, “goal”, “view” and similar expressions identify forward-looking statements. These statements are based on management's current views and assumptions of future events and financial performance and involve a number of risks and uncertainties, many outside of the Company's control that could cause actual results to materially differ from those expressed or implied. Risks and uncertainties include: impacts from the COVID-19 pandemic on our business, conditions, customers and capital position; the impact of COVID 19 on local, national and global economic conditions; the effects of various governmental responses to the COVID-19 pandemic, raw material availability, increases in raw material costs, or other production costs; impacts of price increases; risks associated with our strategic growth initiatives or the failure to achieve the anticipated benefits of such initiatives; unanticipated downturn in business relationships with customers or their purchases; competitive pressures on sales and pricing; changes in the markets for the Company’s business segments; changes in trends and demands in the markets in which the Company competes; operational problems at our manufacturing facilities, or unexpected failures at those facilities; future economic and financial conditions in the United States and around the world; inability of the Company to meet future capital requirements; claims, litigation and regulatory actions against the Company; changes in laws and regulations affecting the Company; impact of the U.S. elections impacts on the regulatory landscape, capital markets, and responses to and management of the COVID-19 pandemic including further economic stimulus from the federal government; and other important factors detailed previously and from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and subsequent Quarterly Reports on Form 10-Q. Such reports are available on the Securities and Exchange Commission's public reference facilities and its website at www.sec.gov and on the Company's Investor Relations section of its website at www.myersindustries.com. Myers Industries undertakes no obligation to publicly update or revise any forward-looking statements contained herein. These statements speak only as of the date made. The Company refers to certain non-GAAP financial measures throughout this presentation. Adjusted gross margin, adjusted EBITDA margin, debt to adjusted EBITDA, adjusted gross profit, adjusted operating income, adjusted operating income margin, adjusted EBITDA, diluted adjusted EPS, and free cash flow are non-GAAP financial measures and are intended to serve as a supplement to results provided in accordance with accounting principles generally accepted in the United States. Myers Industries believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP measures are available in the appendix of this presentation.

Investment Highlights 3

Company Overview Sales $699M Adjusted EBITDA $66M Adjusted EBITDA Margin 9% Adjusted EPS $0.85 Business Highlights A market leader focused on a #1 or #2 position in diverse, niche markets A leading plastics manufacturer of a diverse range of material handling and storage solutions A leading distributor to the U.S. tire, wheel and under-vehicle service industry Eleven strong brands, each with a unique value proposition and differentiated offerings, managed as “One Myers” Long-standing relationships with diverse, blue-chip customers and channel partners Net Revenue Mix Segment Distribution 27% Material Handling 73% End Market Auto Aftermarket 27% Food & Beverage 11% Industrial 24% Vehicle 22% Consumer 16% Note : All data trailing twelve months as of 9-3+21. See appendix for non-GAAP reconciliations. 4

Market Leading Brands & Products 5 1All data trailing twelve months as of 9-30-21. See appendix for non-GAAP reconciliations. ..

Myers has outlined a long-term vision that emphasizes the importance of top-line growth Horizon 1 2020 - 2023 Horizon 2 2023 - 2026 Horizon 3 2026 - 2029 Focus Revenue Target Execute via three approaches: Self Help: Integrated purchasing & supply chain, pricing, SG&A optimization, asset capability Organic Growth: Sales & Commercial Excellence, Innovation, eComm Bolt-on M&A within existing plastics technologies $3B+ $1B $2B Use cash flow and learning/experience gained from Horizon 1 to acquire larger firms in North America Potential to grow in adjacent technologies Expand globally via M&A Maintain focus on plastics manufacturing, expand to other substrates Self Help, Organic Growth, Bolt-On M&A Enterprise-level M&A with North America focus Enterprise-level M&A with Global focus Continued execution of Horizon 1 + Continued execution of Horizons 1 & 2 +

7 The Strategic Objective and Four Pillars for Horizon 1 Drive Alignment, Focus, Execution Strategic Objective: Transform Material Handling Segment into a high-growth, customer-centric innovator of engineered plastic solutions, while continuing to optimize and grow Distribution Segment Organic Growth Sales & Commercial excellence Innovation/NPD Sustainability eCommerce Operational Excellence Continuous improvement Pricing focus Purchasing rigor SG&A allocation & deployment Internal Integration/“One Myers” High-Performing Culture Safety first Talent development Inclusion Servant leadership Community involvement 1 4 Strategic M&A Bolt-on M&A focused on plastics Integration playbook 2 3 Goals: $1B in revenue; 15% EBITDA; Top quartile TSR; “One Myers” culture & mindset

"One Myers" Program Management Office and Workstreams are Driving Progress Against Horizon 1 Strategic Pillars

myers INDUSTRIES

Pillar	Workstream	Progress
1 Organic Sales Growth	Sales & Commercial Excellence	• New Marketing, product management and sales structure in place. • Cross selling and sales training investments driving increased customer intimacy and growth.
	eCommerce	• Stand-alone organization embedded within all business lines. • Sales up ~30% YTD.
2 Strategic M&A	Bolt-on M&A	• Acquired two Bolt-Ons – Elkhart Plastics and Trilogy Plastics. • Actionable targets in the pipeline.
	Integration Playbook	• Integration of Elkhart Plastics synergies are ahead of plan. • Trilogy integration underway.
3 Operational Excellence	Pricing	• Implemented multiple price increases. • Established a new pricing team focused on value-based pricing and commercial best practices.
	Purchasing	• Upheld resin supply to meet production needs across the organization.
	Continuous Improvement	• Strengthening S&OP processes. Investing in automation and improved manufacturing capabilities.
4 High-Performing Culture	Talent Development	• Deploying Servant Leadership training; 50 leaders have completed training. • Doubled female and minority hiring for leadership roles YTD.

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9 Myers Industries Sustainable Competitive Advantage: Strength in all four major molding technologies We excel in designing and manufacturing highly engineered, specialty, large format products Outdoor recreation: coolers, kayaks, docks, etc. Lawn & Garden: fuel tanks, mower components etc. Agriculture Construction Marine / RV Toys & Playgrounds Industrial Furniture End Markets

Acquisition of Elkhart Plastics - Q4 2020

myers INDUSTRIES

Elkhart Plastics Overview

- 7th **largest rotational molder** in the U.S.[1]
- End-markets: **RV, Marine, Agriculture, Construction, Heavy Truck and other industries**
- HQ in **South Bend, IN; 7 facilities**
- **'19 Revenue ~$100M; ~9% Adj. EBITDA margin**



Deal Overview

- Close Date: **November 10, 2020**
- Expected **cost synergies: $4-$6 million** per year, to be captured within two years
- **Management team to stay** on post-close

Elkhart Plastics, Inc.

Strategic rationale for the deal

- **Financially accretive** with significant synergy potential
- **Creates the 5th largest rotational molder**[1] in the U.S. (Ameri-Kart + Elkhart)
- **Expands Myers' geographic footprint** (plants in Iowa, Colorado and Washington)
- **Captures additional share within RV and Marine** markets
- Expands Myers' roto-molding **presence in new markets** (e.g. consumer, mining)

The acquisition of Elkhart Plastics aligns with Myers' long-term strategy to acquire plastic manufacturers within our existing technology spaces

[1] *According to Plastics News Rotational Molders Rankings 2020.*

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Acquisition of Trilogy Plastics – Q3 2021

myers INDUSTRIES

Trilogy Plastics Overview

- **Trilogy Plastics is a leading custom rotational molder**
- HQ in **Alliance OH, with two plants and a warehouse**
- **TTM Revenue ~$35M; ~15% Adj. EBITDA margin**



Deal Overview

- Close Date: **July 30,2021**
- Expected **cost synergies: $0.5-$1 million** per year, to be captured within two years

TRILOGY PLASTICS

Strategic rationale for the deal

- **Financially accretive** with significant synergy potential
- **Further grows rotational molding within our Material Handling Segment**
- **Expands Myers' geographic footprint** (plants in eastern Ohio with channels to East-Coast markets)
- **Captures additional share within consumer and medical** markets
- Expands Myers' roto-molding **presence in new markets** (i.e. Midwest)

The acquisition of Trilogy Plastics gives us more exposure to tight tolerance, highly engineered products

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Sustainability trends expected to be a tailwind for Myers Wide array of products are reusable, recyclable, and optimize supply chains Plastic containers replace single-use and expendable packaging, reducing waste, and improving sustainability Our reusable plastic products are used repeatedly over the course of their service life and can be recovered, recycled, and reprocessed into new plastic products Reusable plastic packaging reduces labor, shipping and waste disposal costs…making a positive impact on the environment Our products replace single use packaging with durable and re-useable solutions made with an increasing amount of recycled resin 12 Of resin used in total Material Handling product portfolio is from recycled materials

13 Sources: ACC & IHS MYE price increases in 2021, coupled with High-Density Polyethylene outlook, set the stage for margin improvement U.S. PE Capacity Additions

Summary Financial Trends 1 Reflects continuing operations. See appendix for non-GAAP reconciliations. “One Myers” Strategy Supports Profitable Growth 14 Adjusted Operating Margins1 Net Sales Adjusted Eps1

Cash Flow Trends Strong Cash Flow Generation Leverage Ratio at end of Q3 2021 was 1.8x 1 Reflects continuing operations. See appendix for non-GAAP reconciliations. 15 Capital Expenditures Cash From Operations Free Cash Flow1

16 Disciplined Capital Deployment Investing in Growth Capital Expenditures Mergers & Acquisitions Strategic Projects Returning Cash to Shareholders Dividends Debt Repayment Share Repurchases

17 Net sales increased $189M, or 51% driven by Elkhart and Trilogy acquisitions (27%), volume/mix (17%) and price (7%) YTD margin compression; believe short-term margin compression will reverse and turn to margin expansion as price increases gain traction and raw material inflation subsides September 30, 2021 YTD Financial Summary See Appendix for non-GAAP reconciliations.

18 Depreciation and amortization expected to be ~$22M Net interest expense to be ~$4 to $4.5M Diluted share count to be ~36.5M Full Year Fiscal 2021 Outlook as of 11/4/2021 Earnings Call Other Items See Appendix for non-GAAP reconciliations.

Investment Highlights 19

Appendix

Reconciliation of Non-GAAP Items Adjusted EBITDA Note: EBITDA and EBITDA as adjusted are financial measures that Myers Industries, Inc. calculates according to the schedule above using amounts from the unaudited Reconciliation of Non-GAAP Financial Measures Income (Loss) Before Taxes By Segment and GAAP amounts from the unaudited Condensed Consolidated Statement of Operations. The Company believes that EBITDA and EBITDA as adjusted provide useful information regarding a company's operating profitability. Management uses EBITDA and EBITDA as adjusted as well as other financial measures in connection with its decision-making activities. EBITDA and EBITDA as adjusted should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company's method for calculating EBITDA and EBITDA as adjusted may not be comparable to methods used by other companies. 21

Reconciliation of Non-GAAP Items (Continued) Adjusted EBITDA – Material Handling Note: EBITDA and EBITDA as adjusted are financial measures that Myers Industries, Inc. calculates according to the schedule above using amounts from the unaudited Reconciliation of Non-GAAP Financial Measures Income (Loss) Before Taxes By Segment and GAAP amounts from the unaudited Condensed Consolidated Statement of Operations. The Company believes that EBITDA and EBITDA as adjusted provide useful information regarding a company's operating profitability. Management uses EBITDA and EBITDA as adjusted as well as other financial measures in connection with its decision-making activities. EBITDA and EBITDA as adjusted should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company's method for calculating EBITDA and EBITDA as adjusted may not be comparable to methods used by other companies. 22

Reconciliation of Non-GAAP Items (Continued) Adjusted EBITDA – Distribution Note: EBITDA and EBITDA as adjusted are financial measures that Myers Industries, Inc. calculates according to the schedule above using amounts from the unaudited Reconciliation of Non-GAAP Financial Measures Income (Loss) Before Taxes By Segment and GAAP amounts from the unaudited Condensed Consolidated Statement of Operations. The Company believes that EBITDA and EBITDA as adjusted provide useful information regarding a company's operating profitability. Management uses EBITDA and EBITDA as adjusted as well as other financial measures in connection with its decision-making activities. EBITDA and EBITDA as adjusted should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company's method for calculating EBITDA and EBITDA as adjusted may not be comparable to methods used by other companies. 23

Adjusted Operating Income (By Segment) Reconciliation of Non-GAAP Items (Continued) 24

Adjusted EPS Reconciliation of Non-GAAP Items (Continued) 25

Free Cash Flow Reconciliation of Non-GAAP Items (Continued) 26

Thank You! Investor Relations: Monica Vinay Vice President, Investor Relations & Treasurer (330) 761-6212